Filed pursuant to
Rule 497(e) under the Securities Act of 1933, as amended
File Registration No.: 33-65632

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

Supplement dated March 20, 2007 to

Statement of Additional Information dated March 1, 2007

With this supplement, the Statement of Additional Information is being updated for Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund with respect to the Portfolio Managers of these Funds.

Portfolio Managers: The ‘‘Portfolio Managers’’ section in the Statement of Additional Information is supplemented to reflect that Daniel Scholl is no longer serving in the capacity of Portfolio Manager for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund.